                    TABLE OF CONTENTS

A Farewell from the Chairman.....................  1
Portfolio of Investments.........................  2
Statement of Assets and Liabilities..............  5
Statement of Operations..........................  6
Statement of Changes in Net Assets...............  7
Financial Highlights.............................  8
Notes to Financial Statements.................... 10
Report of Independent Accountants................ 14
Dividend Reinvestment Plan....................... 15

VPQ ANR 12/98

                          A FAREWELL FROM THE CHAIRMAN

            ------------------------   -   ------------------------

Dear Shareholder,

    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the trust shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investments and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your investment adviser to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Trust.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

Don G. Powell

Don G. Powell

            ------------------------   -   ------------------------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.1%
          PENNSYLVANIA  89.9%
$ 6,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
          Arpt Ser B (FSA Insd)...........................  6.625%  01/01/22  $  7,079,735
  7,475   Allegheny Cnty, PA Hosp Dev Auth Rev Saint
          Margaret Mem Hosp (Prerefunded @ 10/01/01)......  7.125   10/01/21     8,177,052
  2,575   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   12/01/08     1,661,725
  2,580   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   06/01/09     1,612,423
  1,645   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   12/01/09     1,005,490
  2,475   Allentown, PA Area Hosp Auth Rev Sacred Heart
          Hosp of Allentown...............................  7.500   07/01/06     2,687,850
  2,690   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
          Cnty Mem Hosp Ser A.............................  7.200   11/01/06     2,835,825
  5,500   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
          Cnty Mem Hosp Ser A.............................  7.500   11/01/16     5,824,280
  1,800   Berks Cnty, PA Muni Auth Rev Phoebe Devitt Homes
          Proj A1 Rfdg....................................  5.750   05/15/22     1,786,176
  4,000   Berks Cnty, PA Muni Auth Rev Hlth Care Pooled
          Fin Proj........................................  5.000   03/01/28     3,877,080
  1,000   Chester Cnty, PA Hlth & Edl Fac Auth Hosp Rev
          Bryn Mawr Rehab Hosp Rfdg (Prerefunded @
          07/01/02).......................................  6.900   07/01/07     1,126,240
  1,150   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/03       968,944
  1,130   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/03       933,470
  1,195   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/04       962,811
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/04       963,251
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/05       938,107
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/05       918,855
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/06       896,773
  1,020   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/06       734,196
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/07       856,428
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/07       838,445
  1,190   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/08       793,373
  1,205   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/08       786,118
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/09       754,045
  7,310   Dauphin Cnty, PA Hosp Auth Rev Cmnty Genl
          Osteopathic Hosp Rfdg...........................  7.375   06/01/16     7,982,959
  1,000   Delaware Cnty, PA Auth First Mtg Rev Riddle Vlg
          Proj Rfdg.......................................  6.875   06/01/16     1,052,010
  6,000   Delaware Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Philadelphia Elec Co Proj.......................  7.375   04/01/21     6,458,460
  1,000   Delaware Cnty, PA Indl Dev Auth Rev Res Recovery
          Fac Ser A Rfdg..................................  6.200   07/01/19     1,074,610
 18,000   Emmaus, PA Genl Auth Rev Local Govt Pool G (FGIC
          Insd)...........................................  7.000   05/15/18    19,522,980
  4,000   Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly
          Med Rfdg (FHA Gtd)..............................  7.000   08/01/22     4,448,040

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$   780   Lancaster, PA Indl Dev Auth Coml Rev First Mtg
          Kmart Corp Ser A Rfdg...........................  7.100%  09/15/07  $    830,138
  4,000   Lehigh Cnty, PA Genl Purp Auth Rev Good Shepherd
          Rehab Hosp (Prerefunded @ 11/15/01).............  7.500   11/15/21     4,508,640
  1,000   Mars, PA Area Sch Dist (AMBAC Insd).............  5.000   09/01/27       987,140
  1,200   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Abington Mem Hosp Ser A (AMBAC Insd)........  6.000   06/01/16     1,301,280
  1,900   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Abington Mem Hosp Ser A (Prerefunded @
          06/01/03) (AMBAC Insd)..........................  6.000   06/01/16     2,105,960
    655   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj.................  7.000   11/15/99       670,058
  1,250   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj (Prerefunded @
          11/15/01).......................................  7.350   11/15/05     1,403,600
  2,345   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj (Prerefunded @
          11/15/01).......................................  6.875   11/15/20     2,605,342
  6,000   Montgomery Cnty, PA Indl Dev Auth Rev Res
          Recovery (LOC: Banque Paribas)..................  7.500   01/01/12     6,355,440
  1,395   North East, PA Sch Dist (FGIC Insd).............  5.250   09/01/28     1,417,948
  1,085   Northampton Cnty, PA Indl Dev Auth Rev Rfdg
          First Mtg Kirkland Vlg..........................  5.625   12/15/19     1,065,199
  1,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
          Colver Proj Ser D...............................  7.150   12/01/18     1,116,310
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          34B (FHA Gtd)...................................  7.000   04/01/24     1,047,780
  2,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          42 Rfdg.........................................  6.850   04/01/25     2,179,640
  3,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          52B (FHA Gtd)...................................  6.250   10/01/24     3,197,580
  1,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          53A.............................................  6.050   04/01/18     1,591,785
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          54A Rfdg (FHA Gtd)..............................  6.050   10/01/16     1,061,190
  1,565   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          54A Rfdg (FHA Gtd)..............................  6.150   10/01/22     1,660,324
  7,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev
          City of Philadelphia (Prerefunded @ 06/15/02)...  6.800   06/15/22     7,735,700
 17,015   Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser A (AMBAC Insd) (b)...........  7.050   10/01/16    18,066,017
  4,250   Philadelphia, PA Arpt Rev Ser A (AMBAC Insd)....  6.100   06/15/25     4,646,312
  1,250   Philadelphia, PA Auth Indl Dev Hlth Care Fac Rev
          Baptist Home of Philadelphia Ser A..............  5.600   11/15/28     1,231,200
  2,000   Philadelphia, PA Gas Wks Rev Ser 14 Rfdg (FSA
          Insd)...........................................  6.375   07/01/14     2,225,900
  3,000   Philadelphia, PA Gas Wks Rev Ser 14 Rfdg (FSA
          Insd)...........................................  6.250   07/01/08     3,337,290
  7,165   Philadelphia, PA Muni Auth Rev Justice Lease Ser
          B (Prerefunded @ 11/15/01) (FGIC Insd)..........  7.125   11/15/18     8,013,838

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 5,000   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01)........................  7.500%  08/01/10  $  5,597,250
  5,500   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01)........................  7.000   08/01/18     5,987,300
  3,000   Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
          Insd)...........................................  5.625   06/15/08     3,311,700
  1,000   State Public School Bldg Auth PA College Rev
          Rfdg Community College Proj Ser Q (MBIA Insd)
          (a).............................................  5.250   10/15/14     1,053,750
    235   State Public School Bldg Auth PA College Rev
          Rfdg Community College Proj Ser Q (MBIA Insd)
          (a).............................................  5.250   10/15/15       246,473
                                                                              ------------
                                                                               186,115,835
                                                                              ------------
          PUERTO RICO  7.1%
    761   Centro de Recaudaciones de Ingresos Muni Ctfs
          Partn PR........................................  6.850   10/17/03       795,470
 14,000   Puerto Rico Comwlth Pub Impt Rfdg...............      *   07/01/04    11,184,320
  1,560   Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg....  6.000   07/01/14     1,713,675
    990   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth
          Fac Ser K Rfdg..................................  6.600   07/01/04     1,089,772
                                                                              ------------
                                                                                14,783,237
                                                                              ------------
          U.S. VIRGIN ISLANDS  2.1%
3,750..   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
          Nts Ser A Rfdg (Prerefunded @ 10/01/02).........  7.250   10/01/18     4,300,838
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  99.1%
  (Cost $186,165,390).......................................................   205,199,910
                                                                              ------------
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%.................................     1,895,696
                                                                              ------------
NET ASSETS  100.0%..........................................................  $207,095,606
                                                                              ------------

 *  Zero coupon bond
(a) Securities purchased on a when issued or delayed delivery basis.
(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY*

     The following table summarizes the portfolio composition at October 31, 1998, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

AAA.................................    57.8%
AA..................................     7.1
A...................................    11.8
BBB.................................    13.7
BB..................................     4.6
NR..................................     5.0
                                      ------
                                       100.0%
                                      ------

 * As a Percentage of Long-Term Investments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $186,165,390).......................  $205,199,910
Cash........................................................       789,727
Interest Receivable.........................................     2,890,254
Other.......................................................         2,529
                                                              ------------
      Total Assets..........................................   208,882,420
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,309,566
  Income Distributions - Preferred Shares...................       146,172
  Investment Advisory Fee...................................       123,421
  Administrative Fee........................................        35,263
  Affiliates................................................         9,540
Trustees' Deferred Compensation and Retirement Plans........        90,928
Accrued Expenses............................................        71,924
                                                              ------------
      Total Liabilities.....................................     1,786,814
                                                              ------------
NET ASSETS..................................................  $207,095,606
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,300 issued with liquidation preference of
  $50,000 per share)........................................  $ 65,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,202,775 shares issued and
  outstanding)..............................................        82,028
Paid in Surplus.............................................   121,495,325
Net Unrealized Appreciation.................................    19,034,520
Accumulated Net Realized Gain...............................       813,735
Accumulated Undistributed Net Investment Income.............       669,998
                                                              ------------
      Net Assets Applicable to Common Shares................   142,095,606
                                                              ------------
NET ASSETS..................................................  $207,095,606
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($142,095,606 divided by
  8,202,775 shares outstanding).............................  $      17.32
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                 For the Two Months Ended October 31, 1998 and
                         the Year Ended August 31, 1998
--------------------------------------------------------------------------------

                                                       Two Months Ended     Year Ended
                                                       October 31, 1998   August 31, 1998
-----------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..............................................  $ 2,115,544        $12,869,325
                                                        -----------        -----------
EXPENSES:
Investment Advisory Fee...............................      242,367          1,439,012
Administrative Fee....................................       69,248            411,146
Preferred Share Maintenance...........................       28,380            169,816
Legal.................................................        3,186              8,698
Custody...............................................        2,283             14,558
Trustees' Fees and Expenses...........................          703             26,572
Other.................................................       51,340            202,463
                                                        -----------        -----------
    Total Expenses....................................      397,507          2,272,265
                                                        -----------        -----------
NET INVESTMENT INCOME.................................  $ 1,718,037        $10,597,060
                                                        ===========        ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain.....................................  $   645,164        $   168,571
                                                        -----------        -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.............................   19,484,475         17,355,372
  End of the Period...................................   19,034,520         19,484,475
                                                        -----------        -----------
Net Unrealized Appreciation/Depreciation During the
  Period..............................................     (449,955)         2,129,103
                                                        -----------        -----------
NET REALIZED AND UNREALIZED GAIN......................  $   195,209        $ 2,297,674
                                                        ===========        ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS............  $ 1,913,246        $12,894,734
                                                        ===========        ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Two Months Ended October 31, 1998 and
                    the Years Ended August 31, 1998 and 1997
--------------------------------------------------------------------------------

                                            Two Months Ended     Year Ended        Year Ended
                                            October 31, 1998   August 31, 1998   August 31, 1997
------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................   $  1,718,037      $ 10,597,060      $ 10,565,273
Net Realized Gain..........................        645,164           168,571           234,110
Net Unrealized Appreciation/Depreciation
  During the Period........................       (449,955)        2,129,103         4,546,702
                                              ------------      ------------      ------------
Change in Net Assets from Operations.......      1,913,246        12,894,734        15,346,085
                                              ------------      ------------      ------------
Distributions from Net Investment Income:
  Common Shares............................     (1,393,143)       (8,329,449)       (8,596,978)
  Preferred Shares.........................       (379,966)       (2,314,304)       (2,254,783)
                                              ------------      ------------      ------------
                                                (1,773,109)      (10,643,753)      (10,851,761)
                                              ------------      ------------      ------------
Distributions from Net Realized Gain:
  Common Shares............................            -0-          (184,268)         (247,642)
  Preferred Shares.........................            -0-           (49,842)          (72,294)
                                              ------------      ------------      ------------
                                                       -0-          (234,110)         (319,936)
                                              ------------      ------------      ------------
Total Distributions                             (1,773,109).     (10,877,863)      (11,171,697)
                                              ------------      ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...............................        140,137         2,016,871         4,174,388
                                              ------------      ------------      ------------
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through
  Dividend Reinvestment....................        165,788           689,852           424,967
                                              ------------      ------------      ------------
TOTAL INCREASE IN NET ASSETS...............        305,925         2,706,723         4,599,355
NET ASSETS:
Beginning of the Period....................    206,789,681       204,082,958       199,483,603
                                              ------------      ------------      ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $669,998, $725,070 and $770,099,
  respectively)............................   $207,095,606      $206,789,681      $204,082,958
                                              ============      ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            Year Ended
                                              Two Months Ended    ------------------------------
                                              October 31, 1998      1998       1997       1996
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period (a)..................................     $17.306         $ 17.059    $16.546    $16.705
                                                  -------         --------    -------    -------
 Net Investment Income.......................        .210            1.296      1.297      1.302
 Net Realized and Unrealized Gain/Loss.......        .023             .282       .588     (.064)
                                                  -------         --------    -------    -------
Total from Investment Operations.............        .233            1.578      1.885      1.238
                                                  -------         --------    -------    -------
Less:
 Distributions from Net Investment Income:
   Paid to Common Shareholders...............        .170            1.020      1.056      1.092
   Common Share Equivalent of Distributions
     Paid to Preferred Shareholders..........        .046             .282       .277       .295
 Distributions from Net Realized Gain:
   Paid to Common Shareholders...............         -0-             .023       .030       .008
   Common Share Equivalent of Distributions
     Paid to Preferred Shareholders..........         -0-             .006       .009       .002
                                                  -------         --------    -------    -------
Total Distributions..........................        .216            1.331      1.372      1.397
                                                  -------         --------    -------    -------
Net Asset Value, End of the Period...........     $17.323         $ 17.306    $17.059    $16.546
                                                  -------         --------    -------    -------
Market Price Per Share at End of the
 Period......................................     $17.875         $ 18.000    $16.813    $17.125
Total Investment Return at Market Price
 (b).........................................        .28%*          13.71%      4.72%     12.52%
Total Return at Net Asset Value (c)..........       1.04%*           7.77%      9.93%      5.71%
Net Assets at End of the Period
 (In millions)...............................     $ 207.1         $  206.8    $ 204.1    $ 199.5
Ratio of Expenses to Average Net Assets
 Applicable to Common Shares**...............       1.67%            1.62%      1.66%      1.67%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (d)......       5.63%            5.89%      6.08%      5.99%
Portfolio Turnover...........................          4%*              4%         6%        13%
  * Non-Annualized
 ** Ratio of Expenses to Average Net Assets
    Including Preferred Shares...............       1.15%            1.11%      1.12%      1.13%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.212 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                               September 27, 1991
                                                    (Commencement
                   August 31,                       of Investment
    ----------------------------------------       Operations) to
                1995       1994       1993        August 31, 1992
    -------------------------------------------------------------
               $16.431    $17.987    $16.387        $14.766
               -------    -------    -------        -------
                 1.331      1.338      1.344          1.092
                  .349     (1.544)     1.685          1.460
               -------    -------    -------        -------
                 1.680      (.206)     3.029          2.552
               -------    -------    -------        -------
                 1.092      1.092      1.042           .754
                  .312       .214       .186           .199
                  .002       .039       .161            -0-
                   -0-       .005       .040            -0-
               -------    -------    -------        -------
                 1.406      1.350      1.429           .953
               -------    -------    -------        -------
               $16.705    $16.431    $17.987        $16.387
               -------    -------    -------        -------
               $16.250    $16.125    $17.625        $15.750
                 8.02%    (2.22%)     20.26%         10.22%*
                 8.90%    (2.45%)     17.85%         14.65%*
               $ 200.3    $ 197.7    $ 210.0        $ 197.0
                 1.73%      1.64%      1.64%          1.58%
                 6.37%      6.54%      6.85%          6.28%
                   15%         1%         4%            55%*
                 1.15%      1.12%      1.11%          1.11%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Pennsylvania municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991. In July 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from August 31 to October 31. As a result, this financial report reflects the two-month period commencing on September 1, 1998, and ending on October 31, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                                October 31, 1998
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 1998, for federal income tax purposes cost of long-term investments is $186,165,390, the aggregate gross unrealized appreciation is $19,046,595 and the aggregate gross unrealized depreciation is $12,075, resulting in net unrealized appreciation on long-term investments of $19,034,520.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

    Due to the inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the year ended August 31, 1998 have been identified and appropriately reclassified. Permanent book and tax basis differences relating to expenses which are not deductible for tax purposes totaling $1,664 were reclassified from accumulated undistributed net investment income to capital.

    For the two months ended October 31, 1998, 100% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1999 the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator

                                October 31, 1998
--------------------------------------------------------------------------------

include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the two months ended October 31, 1998 and the year ended August 31, 1998, the Trust recognized expenses of approximately $1,900 and $3,700, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the two months ended October 31, 1998 and the year ended August 31, 1998, the Trust recognized expenses of approximately $11,900 and $74,000, respectively, representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service of the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 1998, August 31, 1998 and August 31, 1997, paid in surplus related to common shares aggregated $121,495,325, $121,329,633 and $120,641,844, respectively.

    Transactions in common shares were as follows:

                              TWO MONTHS ENDED     YEAR ENDED        YEAR ENDED
                              OCTOBER 31, 1998   AUGUST 31, 1998   AUGUST 31, 1997
----------------------------------------------------------------------------------
Beginning Shares.............    8,193,233          8,153,254         8,127,899
Shares Issued Through
  Dividend Reinvestment......        9,542             39,979            25,355
                                 ---------          ---------         ---------
Ending Shares................    8,202,775          8,193,233         8,153,254
                                 =========          =========         =========

4. INVESTMENT TRANSACTIONS

For the two months ended October 31, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $8,016,981 and $7,802,535 respectively. For the year ended August 31, 1998, the cost of purchases and proceeds

                                October 31, 1998
--------------------------------------------------------------------------------

from sales of investments, excluding short-term investments, were $7,552,555 and $8,247,756 respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,300 Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on October 31, 1998, was 3.420% and for the two months ended October 31, 1998, the rates ranged from 3.420% to 3.580%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

6. CAPITAL GAIN DISTRIBUTION

On December 3, 1998, the Trust declared a capital gain distribution of $0.0773 per common share, of which $0.0728 is long-term and $0.0045 is short term, to common shareholders of record on December 15, 1998. The gain will be payable on December 31, 1998.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Pennsylvania Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Pennsylvania Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the two-month period ended October 31, 1998 and the year ended August 31, 1998, the statement of changes in net assets for the two-month period ended October 31, 1998 and for each of the two years in the period ended August 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Pennsylvania Quality Municipal Trust as of October 31, 1998 the results of its operations for the two-month period ended October 31, 1998 and the year ended August 31, 1998, the changes in its net assets for the two-month period ended October 31, 1998 and for each of the two years in the period ended August 31, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 15, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:


                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.